EXHIBIT 10


                      Consents of Independent Auditors and
                 Independent Registered Public Accounting Firms

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CONSENT OF INDEPENDENT AUDITORS



We consent to the use in this Post-Effective Amendment No. 8 to Registration Statement No. 333-118237 of Carillon Account on Form N-4 of our report dated March 21, 2008, relating to the statutory financial statements of The Union Central Life Insurance Company, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Independent Auditors and Independent Registered Public Accounting Firms" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP



Lincoln, Nebraska
April 17, 2008


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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the use in this Post-Effective Amendment No. 8 to Registration Statement No. 333-118237 of Carillon Account on Form N-4 of our report dated March 13, 2008, relating to the financial statements and financial highlights of the subaccounts of Carillon Account, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Independent Auditors and Independent Registered Public Accounting Firms" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP


Lincoln, Nebraska
April 17, 2008



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            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Independent Auditors and Independent Registered Public Accounting Firms" and to the use of our report pertaining to the statutory-basis financial statements of The Union Central Life Insurance Company dated February 3, 2006, in Post-Effective Amendment No. 8 to the Registration Statement (Form N-4 No. 333-118237) and related Prospectus and Statement of Additional Information of Carillon Account for the registration of its "Advantage VA III" Flexible Premium Deferred Variable Annuity.

/s/ Ernst & Young LLP

Cincinnati, Ohio
April 17, 2008